KCG Holdings, Inc. (NYSE: KCG) Sandler O’Neill Global Exchange & Brokerage Conference June 4, 2014 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would,"
"should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. ("Knight") and GETCO Holding Company,
LLC ("GETCO"), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight's broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight's capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with the sale of Knight's institutional fixed income sales and trading business, the sale of
KCG's reverse mortgage origination and securitization business and the departure of the managers of KCG's listed derivatives group; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General,
Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG's ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG's reports with the SEC, including, without limitation, those detailed under "Risk Factors" in KCG’s Annual Report on Form 10-K for the year-ended December 31, 2013, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see
https://www.kcg.com/legal/global-disclosures.

Investment Rationale
1. A better model for the emerging competitive landscape – agile, scalable, pure-play, execution-only, non-bank
2. A developer of advanced technologies driving the shift in trading from analog to digital across asset classes, creating efficiencies for all market participants
3. Additional integration-related revenue and cost synergies yet to be realized
4. Prospects for multiyear organic growth directly from core capabilities
5. Further growth opportunities from the implementation of regulations instituted in response to the global financial crisis of 2008

Market
Making
Agency
Execution
Trading
Venues

KCG

KCG helps retail and institutional investors
efficiently deploy capital in the secondary
market.
An independent securities firm created in mid-
2013 through the merger of leading market
makers GETCO and Knight
Complementary core capabilities in market
making, agency execution and trading venues
A market leader in U.S. equities and active in
cash, futures and options markets across global
equities, fixed income, currencies and
commodities
A focus on delivering best executions for clients
and providing best prices on public and private
markets
The KCG Model
Direct-to-client and non-client,
exchange-based market making
Agency-based trading
on behalf of clients
Agency-based trading between
principals to transactions

Market conditions for direct-to-client market making in U.S. equities

1,000
800
600
400
200
0
20
16
12
8
4
0
Avg. daily shares traded
Realized volatility
3Q13
4Q13
1Q14

Segment revenue and pre-tax margin

$350
$300
$250
$200
$150
$100
$50
$0
35%
30%
25%
20%
15%
10%
5%
0%
in $ millions
Margin
3Q13
4Q13
1Q14*

KCG

The Market Making Segment
Direct-to-client market making
A leading wholesale market maker in U.S. equities
Primary clients include retail brokers, banks and bulge
brackets
Offer immediate, high-quality trade executions across the
U.S. equity market as well as in listed options, European
equities, U.S. Treasuries and FX (beta testing)
Anticipated future growth in European equities by providing
banks with outsourced trade execution
Non-client, exchange-based market making
A provider of best prices for buy and sell orders on
market centers
Active globally in select asset classes that are
largely electronic, fairly liquid and centrally cleared
Anticipated future growth from the modernization of
markets for global equities, fixed income, currencies
and commodities
Sources: KCG, VistaOne Solutions, OTC Markets, Bloomberg; See addendum for a reconciliation of GAAP to non-GAAP financial results; * Results for the Market Making segment in 1Q14 include a debt interest charge of $7.2 million which represents a portion of aggregate corporate debt interest that had not been allocated to the segment in previous quarters

Pre-tax margin
Market Making revenue from  U.S. equities
Market making revenue from global equities, options,
futures, fixed income, currencies and commodities
Realized volatility for the S&P 500
SEC Rule 605-eligible retail exchange-listed
volume (in millions)
OTC market volume (in billions)

32%

Segment revenue and pre-tax margin
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
in $ millions
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
Margin
3Q13
4Q13
1Q14*

The Global Execution Services Segment
Sources: KCG, Greenwich Associates, McLagan’s, TABB Group; See addendum for a reconciliation of GAAP to non-GAAP financial results; * Results for the Global Execution Services segment in 1Q14 include a debt interest charge of $2.4 million which represents a portion of aggregate corporate debt interest that had not been allocated to the segment in previous quarters; † KCG’s strategic investment in BATS Global Markets, Inc. is contained in the Corporate and Other segment
Agency execution
An institutional, agency-based, execution-only broker in
global equities
Primary clients include mutual funds, hedge funds and
pension funds
Offer self-directed trading through algorithms and an
EMS as well as access to sales traders for complex
trades
Anticipated future growth from increasing usage of KCG
algorithms among the leading asset managers
Trading venues
An operator of multi-asset class marketplaces in
global equities, FX and fixed income
Offer market access, broad coverage, effective price
discovery, liquidity and cost effective trading
Anticipated future growth from the modernization of
markets – in particular FX and fixed income – that
remain manual, non-transparent and illiquid
A 16.7% stake in global exchange BATS
†

Pre-tax margin
Global Execution Services revenue
Estimated allocation of projected $11b in
institutional U.S. equity commissions in 2014
Execution only
Research, capital commitment, commission sharing
agreements, commission recapture and other

Earnings and free cash flow

$75
$60
$45
$30
$15
$0
in $ millions
3Q13
4Q13
1Q14
Non-GAAP pre-tax income from continuing operations
Free cash flow*

Initial expense reductions

$250
$200
$150
$100
$50
$0
in $ millions
3Q13
4Q13
1Q14*

Debt

$1,215
$1,250
$1,000
$750
$500
$250
$0
in $ millions
$422
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14

KCG

KCG balance sheet
(in $ millions) As of March 31, 2014
Cash and cash equivalents
651.1
Liquidity buffer
‡
350.0
Debt
‡‡
472.3
Stockholders’ equity
1,566.2
---
Debt-to-tangible equity ratio 0.35
---
Book value per share $12.46
Tangible book value per share $10.85
See addendum for a reconciliation of GAAP to non-GAAP financial results; * Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in the Regulation G tables; Expenses for 3Q13, 4Q13 and 1Q14 exclude items contained in the
Regulation G tables; ‡ The liquidity buffer is a targeted amount that represents cash and other highly liquid instruments held within the holding company and our domestic broker-dealer to support financial obligations in normal and strained funding environments; ‡‡ Subsequent to the first quarter of 2014, KCG completed an additional $50 million principal repayment on the $535 million first lien term loan entered into on July 1, 2013 to fully repay the loan and terminate the facility ahead of the December 5, 2017 maturity date
Consolidated Financials

Compensation and benefits
Communications and data
processing
Depreciation and amortization Debt interest expense
Professional fees Occupancy and equipment rentals
Business development Other
† An increase in compensation from 4Q13 to 1Q14 was driven by higher revenues and seasonal expenses. Excluding compensation and execution-based costs, all other expenses declined to $90.4 million in 1Q14 from $99.3 million in 4Q13 and $108.2 million in 3Q13.

Addendum

3 months ended March 31, 2014 Market Making
Global Execution
Services
Corporate and Other Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     76,032 $     2,016 $     (18,664) $     59,384
Writedown of capitalized debt costs
- - 7,557 7,557
Income resulting from the merger of BATS and Direct Edge, net - - (9,644) (9,644)
Writedown of assets and lease loss accrual, net 359 - (93) 266
Non-GAAP income (loss) from continuing operations before income taxes $     76,391 $     2,016 $     (20,844) $     57,563
3 months ended December 31, 2013 Market Making
Global Execution
Services
Corporate and Other Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,951 $     (4,491) $     (60,159) $     (16,699)
Compensation and other expenses related to reduction in workforce
5,254 5,447 708 11,409
Professional and other fees related to Mergers and August 1 technology issue - - 2,785 2,785
Writedown of capitalized debt costs - - 13,209 13,209
Gain on strategic asset - - (1,359) (1,359)
Writedown of assets and lease loss accrual
- 1,681 8,819 10,500
Non-GAAP income (loss) from continuing operations before income taxes
$     53,205 $     2,637 $     (35,997) $     19,845
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
st

3 months ended September 30, 2013 Market Making
Global Execution
Services
Corporate and Other Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,853 $     (16,354) $     89,874 $     121,373
Gain on investment in Knight Capital Group, Inc.
- - (127,972) (127,972)
Compensation and other expenses related to reduction in workforce 2,309 15,132 - 17,441
Professional and other fees related to Mergers and August 1 technology issue - - 7,269 7,269
Writedown of assets and lease loss accrual, net 108 - 828 936
Non-GAAP income (loss) from continuing operations before income taxes
$     50,270 $     (1,222) $     (30,001) $     19,048
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
st

3 months ended March 31, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of pro forma GAAP expenses to normalized pro forma non-GAAP expenses:
Employee compensation and benefits
122,319 - 122,319
Communications and data processing
36,796 - 36,796
Depreciation and amortization 20,103 - 20,103
Debt interest expense 9,524 - 9,524
Professional fees 5,402 - 5,402
Occupancy and equipment rentals
8,285 - 8,285
Business development
1,683 - 1,683
Writedown of assets, lease loss accrual and capitalized deal costs
7,823 7,823 -
Other 8,643 - 8,643
Total expenses $     220,578 $     7,823 $     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of pro forma GAAP expenses to normalized pro forma non-GAAP expenses:
Employee compensation and benefits
112,209 11,409 100,800
Communications and data processing
37,512 - 37,512
Depreciation and amortization 19,566 - 19,566
Debt interest expense 12,943 - 12,943
Professional fees 7,734 2,491 5,243
Occupancy and equipment rentals
9,358 - 9,358
Business development
1,923 - 1,923
Writedown of assets, lease loss accrual and capitalized deal costs
23,709 23,709 -
Other 13,066 294 12,772
Total expenses $     238,020 $     37,903 $     200,117

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of pro forma GAAP expenses to normalized pro forma non-GAAP expenses:
Employee compensation and benefits
129,631 17,441 112,190
Communications and data processing
44,046 - 44,046
Depreciation and amortization 20,091 - 20,091
Debt interest expense 19,350 2,982 16,368
Professional fees 9,077 4,087 4,990
Occupancy and equipment rentals
8,898 - 8,898
Business development
2,644 200 2,444
Writedown of assets, lease loss accrual and capitalized deal costs
936 936 -
Other 11,318 - 11,318
Total expenses $     245,991 $     25,647 $     220,345